OMB APPROVAL

OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Advanced Environmental Recycling Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held Thursday, July 28, 2005
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
DIRECTOR COMPENSATION
EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER RETURN PERFORMANCE GRAPH
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Item 1: Election of Directors
Item 2: Approval of a Classified Board of Directors
Item 3: Approval of 2005 Key Associate and Management Equity Incentive Plan
Item 4: Approval of 2005 Non-Employee Director Equity Incentive Plan
Item 5: Ratification of Appointment of Independent Registered Public Accounting Firm
COST AND METHOD OF PROXY SOLICITATION
ADDITIONAL INFORMATION AVAILABLE
STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2006
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C

ADVANCED ENVIRONMENTAL
RECYCLING TECHNOLOGIES, INC.
914 N Jefferson Street (72764)
Post Office Box 1237
Springdale, Arkansas 72765
(479) 756-7400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, July 28, 2005
To our Stockholders:
      The annual meeting of stockholders of Advanced Environmental Recycling Technologies, Inc. will be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas at 7:00 p.m., local time, Thursday, July 28, 2005, to consider and act upon the following matters, all as more fully described in the accompanying proxy statement which is incorporated herein by this reference:

1. To elect eleven members to the eleven-person board of directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualify.

2. To approve the amendment of the bylaws of the Company to provide for a classified board of directors.

3. To approve the 2005 Key Associate and Management Equity Incentive Plan.

4. To approve the 2005 Non-Employee Director Equity Incentive Plan.

5. To ratify the appointment of Tullius Taylor Sartain & Sartain LLP as independent public accountants of the company for the year ending December 31, 2005; and

6. To transact such other business and to consider and take action upon any and all matters that may properly come before the annual meeting or any adjournment thereof.
      The board of directors has fixed the close of business on June 1, 2005, as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.

Sincerely,

Marjorie S. Brooks
Secretary
July 8, 2005
      A proxy card and annual report of the company for the year ended December 31, 2004, are enclosed. It is important that your shares be represented whether or not you attend the meeting. Registered stockholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services appear on the proxy card. You can also vote your shares by marking your votes on the proxy card, signing and dating it and mailing it promptly using the envelope provided. Proxy votes are tabulated by an independent agent and reported at the annual meeting. The tabulating agent maintains the confidentiality of the proxies throughout the voting process. We hope that you can attend this meeting in person, but if you cannot do so please vote your proxy now.

ADVANCED ENVIRONMENTAL
RECYCLING TECHNOLOGIES, INC.
914 N Jefferson Street (72764)
Post Office Box 1237
Springdale, Arkansas 72765
(479) 756-7400
Annual Meeting of Stockholders
July 28, 2005
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
      The enclosed proxy is solicited on behalf of the board of directors of Advanced Environmental Recycling Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas, at 7:00 p.m. local time, Thursday, July 28, 2005, and at any adjournments thereof. The notice of meeting, proxy statement, and form of proxy are being mailed to stockholders on or about July 8, 2005.
      A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
      At June 1, 2005, the record date, there were 33,767,832 shares of Class A common stock, 1,465,530 shares of Class B common stock and 900 shares of Series B preferred stock issued and outstanding. There were also 1,860 shares of Series A and C preferred stock issued and outstanding, but these shares are non-voting except in those instances where Delaware law expressly requires otherwise and have no voting rights with respect to the matters intended to be submitted to a vote of the stockholders at this upcoming meeting. Each outstanding share of Class A common stock entitles the holder thereof to one vote on matters submitted to the stockholders and each share of Class B common stock entitles the holder thereof to five votes on matters submitted to the stockholders. The Series B preferred stock is entitled to vote on all matters submitted to a vote of stockholders and has voting rights of 2,500 votes per share of Series B preferred stock. As of June 1, 2005, the holders of the Class B common stock are entitled to an aggregate of 7,327,650 votes and the holders of the Series B preferred stock are entitled to an aggregate of 2,250,000 votes. The holders of record of the Class A common stock, Class B common stock, and Series B preferred stock outstanding on June 1, 2005, will vote together as a single class on all matters submitted to stockholders and such other matters as may properly come before the annual meeting and any adjournments.
      The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more nominees (See “Election of Directors” for the method of withholding authority to vote for directors). By withholding authority, shares will not be voted either for or against a particular matter but will be counted for quorum purposes. Abstentions and brokers’ “non-votes”, if any, are counted for purposes of determining a quorum but will have no effect on the election of directors or other matters intended to be submitted to a vote of the stockholders.
      As of the record date, the Company’s executive officers and directors beneficially own approximately 38.2% of the currently outstanding shares of Class A common stock, 93.9% of the shares of Class B common stock, approximately 29.0% of the currently outstanding shares of Series B voting preferred stock, and collectively beneficially owned shares representing approximately 47.8% of the votes entitled to be cast upon matters submitted at the annual meeting. As of the record date, Marjorie S. Brooks and corporations controlled by her beneficially owned shares representing approximately 32.7% of the votes entitled to be cast and may be in a position to control the Company.

      The following table sets forth, as of June 1, 2005, certain information with regard to the beneficial ownership of the Company’s capital stock by each holder of 5% or more of the outstanding stock, by each named executive officer and director of the Company, and by all officers and directors as a group:

		Number of Shares
Name and Address	Title of	of Common		Percentage of Class	Percentage of Total
of Beneficial Owner	Class(1)	Stock(2)		Outstanding(2)(17)	Voting Power(2)(18)

Marjorie S. Brooks	Class A	11,407,908	(3)	27.8%	32.7%
	Class B	837,588	(4)	57.2%
	Preferred-
	Series A	425	(5)	15.4%
	Series B	400	(5)	14.5%
Joe G. Brooks	Class A	938,397	(6)	2.8%	5.4%
	Class B	284,396		19.4%
J. Douglas Brooks	Class A	935,573	(7)	2.7%	3.6%
	Class B	131,051		8.9%
Jerry B. Burkett	Class A	290,000	(8)	*	1.0%
	Class B	33,311		2.3%
Sal Miwa	Class A	506,963	(9)	1.5%	1.2%
Stephen W. Brooks	Class A	821,112	(10)	2.4%	2.9%
	Class B	89,311		6.1%
Jim Robason	Class A	112,948	(11)	*	*
	Preferred- Series A	80		2.9%
Melinda Davis	Class A	149,132	(12)	*	*
	Preferred- Series A	80		2.9%
Michael M. Tull	Class A	640,780	(13)	1.9%	3.7%
	Preferred- Series B	400		13.8%
Samuel L. “Tony” Milbank	Class A	552,317	(14)	1.6%	1.3%
	Preferred- Series A	15		*
Tim W. Kizer	Class A	—		—	—
Edward P. Carda	Class A	—		—	—
Jim Precht	Class A	407,700	(15)	1.2%	*
Edward J. Lysen	Class A	302,000	(16)	*	*
Officers and directors	Class A	17,074,830		38.2%	47.8%
as a group (thirteen persons):	Class B	1,375,657		93.9%
P. O. Box 1237	Preferred-
Springdale, AR 72765	Series A	600		21.7%
	Series B	800		29.0%

*	Less than 1%

(1)	The Class B common stock is substantially identical to the Class A common stock, except that each share of Class B common stock has five votes per share and each share of Class A common stock has one vote per share. Each share of Class B common stock is convertible into one share of Class A common stock. Each share of Preferred Stock is convertible at the lower of $1.20 and the ten-trading day average of the Company’s Class A common stock, and would be convertible into 833 shares of Class A common stock, based upon the trading price prevailing at June 1, 2005. The Series B Preferred Stock (900 shares) has voting rights of 2,500 votes per share. No other Preferred Stock carries any voting rights.

(2)	Beneficial ownership of shares was determined in accordance with Rule 13d-3(d)(1) of the Exchange Act and included shares underlying outstanding warrants and options which the named individual had the right to acquire within sixty days (July 31, 2005) of June 1, 2005.

(3)	Includes 3,307,980 shares owned directly, 759,723 in trusts or corporations controlled by Mrs. Brooks, 450,000 shares issuable upon exercise of stock options, 3,000 shares issuable upon exercise of bonus warrants, 325,000 shares issuable upon exercise of Class C Warrants, 3,974,080 shares issuable upon exercise of Class F and Class G Warrants issued in connection with a private placement of Class A common stock in May of 1994, 1,771,792 shares issuable upon exercise of Class H Warrants, 323,000 shares issuable upon exercise of Series X and Y warrants owned directly and 493,333 shares issuable upon exercise of Series X and Series Y Warrants owned indirectly through two corporations controlled by Mrs. Brooks (Razorback Farms, Inc. and [Brooks Investment Company]).

(4)	Includes 403,946 shares owned directly by Mrs. Brooks and 433,642 shares owned by two corporations controlled by Mrs. Brooks. (Razorback Farms, Inc. is the record owner of 312,320 shares and Southern Mineral and Fibers, Inc. is the record owner of 121,322 shares, representing approximately 21.3% and 8.3%, respectively, of the Class B common stock). Excludes additional shares owned by adult children of Mrs. Brooks, including Joe G. Brooks, Stephen W. Brooks and J. Douglas Brooks, as to which she disclaims a beneficial interest.

(5)	Includes 425 shares of Series A preferred stock owned directly and 400 shares of Series B Preferred Stock owned indirectly by Mrs. Brooks. Razorback Farms, Inc. is the record owner of 165 shares. Brooks Investment Company is the record owner of 235 shares.

(6)	Includes 607,400 shares owned directly, 4,500 shares owned as custodian for Joe G. Brooks’ minor child, 38,205 shares owned as custodian for Brooks’ Children’s Trust, 1,500 shares issuable upon exercise of bonus warrants owned as custodian for Mr. Brook’s minor child, 38,250 shares issuable upon exercise of Bonus Warrants owned as custodian for Brook’s Children’s Trust, 1,875 shares issuable upon exercise of Bonus Warrants owned directly and 246,667 shares issuable upon exercise of stock options.

(7)	Includes 443,212 shares owned directly, 84,741 shares owned indirectly, 7,620 shares issuable upon exercise of bonus warrants and 400,000 shares issuable upon exercise of stock options.

(8)	Includes 63,000 shares owned directly, 2,000 shares owned by Mr. Burkett as custodian for his minor child, 10,000 shares owned by a partnership controlled by Mr. Burkett and 215,000 shares issuable upon exercise of stock options.

(9)	Includes 28,000 shares owned directly and 478,963 shares issuable upon exercise of stock options.

(10)	Includes 296,112 shares owned directly and 525,000 shares issuable upon exercise of stock options.

(11)	Includes 27,148 shares owned directly, 60,800 shares issuable upon exercise of Series X and Series Y warrants, and 25,000 shares issuable upon exercise of stock options.

(12)	Represents 13,332 shares owned directly, 75,000 shares issuable upon exercise of stock options, and 60,800 shares issuable upon exercise of Series X and Series Y warrants.

(13)	Includes 97,447 shares owned directly, 100,000 shares issuable upon exercise of stock options, and 443,333 shares issuable upon exercise of Series X and Series Y warrants.

(14)	Includes 291,130 shares owned directly, 112,697 shares issuable upon exercise of Series X Warrants, 41,604 shares issuable upon exercise of Series Y Warrants, 31,886 shares issuable upon exercise of Class I Warrants, and 75,000 shares issuable upon exercise of stock options.

(15)	Includes 7,700 shares owned directly and 400,000 shares issuable upon the exercise of stock options.

(16)	Includes 2,000 shares owned directly and 300,000 shares issuable upon the exercise of stock options.

(17)	Class A common stock beneficial ownership was calculated by dividing the beneficial ownership of each individual by the sum of: (i) the total shares of Class A common stock outstanding at June 1, 2005, and (ii) the total shares underlying outstanding warrants and options which the named individual had the right to acquire within 60 days (July 31, 2005) of June 1, 2005. Class B common stock beneficial ownership is calculated based on 1,465,530 shares outstanding on June 1, 2005. Preferred stock beneficial ownership is calculated based on 2,760 shares outstanding on June 1, 2005.

(18)	Calculated by dividing the voting rights of the beneficial ownership of each individual by the sum of: (i) the total votes available to be cast at June 1, 2005, and (ii) in footnote (17) above.

      At June 1, 2005, there were 33,767,832 shares of Class A common stock and 1,465,530 shares of Class B common stock issued and outstanding. The previous table indicates that those directors, officers and 5% shareholders, as a group, beneficially owned shares representing approximately 47.8% of the votes entitled to be cast upon matters submitted to a vote of the Company’s stockholders, and Marjorie S. Brooks and corporations controlled by her beneficially owned shares representing approximately 32.7% of the votes entitled to be cast and may be in a position to control the Company.
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
      The directors and executive officers of the Company as of June 1, 2005, are as follows:

Name	Age	Position

Joe G. Brooks	50	Chairman of the board of directors, co-chief executive officer and president
Sal Miwa	48	Vice-chairman of the board of directors
Stephen W. Brooks	48	Co-chief executive officer and director
Marjorie S. Brooks	69	Secretary, treasurer and director
J. Douglas Brooks	45	Senior vice-president — raw materials
Alford Drinkwater	53	Senior vice president — administration
Edward J. Lysen	67	Senior vice president and chief financial officer
Jim Precht	59	Senior vice-president — sales and marketing
Jerry B. Burkett	48	Director
Melinda Davis	62	Director
Samuel L. “Tony” Milbank	65	Director
Jim Robason	67	Director
Michael M. Tull	51	Director
      The Company’s board of directors elected Joe G. Brooks as its chairman and the Company’s co-chief executive officer in December 1998, and he has served as president since February 2000. Mr. Brooks has previously served as president and has been a director since the Company’s inception in December 1988. He was also previously chairman and CEO from inception until August 1993. He was a member of Clean Texas 2000, appointed by then Governor George W. Bush in 1995.
      In December 1998, the Company’s board of directors elected Sal Miwa as its vice-chairman. Mr. Miwa also served as chairman of the board between December 1995 and December 1998. He has been an outside director of the Company since January 1994. From July 2004 to present, Mr. Miwa has been CEO and director of Greenstone Inc., a chemical technology company located in New York City primarily serving the building and construction industry. From April 2000 to June 2004, he was COO and director of RealRead Inc., an online document service company. For more than 20 years Mr. Miwa has been engaged in various international businesses and serves on boards of several closely held family businesses around the world. He received his master’s degree in Aerospace Engineering from the Massachusetts Institute of Technology.
      The Company’s board of directors elected Stephen W. Brooks as co-chief executive officer in December 1998. Mr. Brooks has served as its chief executive officer and has been a director since January 1996. Mr. Brooks has served as CEO and chairman of the board of Razorback Farms, Inc. from January 1996 to the present. Razorback Farms is a Springdale, Arkansas based firm that specializes in vegetables processing. Mr. Brooks also serves on the board of the Ozark Food Processors Association.
      Marjorie S. Brooks has been secretary, treasurer and a director since the Company’s inception in December 1988. Mrs. Brooks has served as secretary and treasurer of Brooks Investment Co., a holding company for the Brooks’ family investments, for more than thirty years.
      J. Douglas Brooks has served as executive vice-president, has been in charge of raw material sourcing and strategic relationships since 1998, and has been a senior vice president since September 2003. Mr. Brooks was vice-president of plastics from 1995 through 1998, was previously project manager for AERT’s polyethylene recycling program with The Dow Chemical Company, and is a joint inventor on several of AERT’s process patents for recycling polyethylene film for composites.
      Alford Drinkwater has served as senior vice president of administration since February 2005. Previously he served as senior vice president of logistics, laboratories, and plastic operations from September 2003. Beginning May 2000 until September 2003, Mr. Drinkwater was the assistant to the chairman. Prior to joining the Company in May 2000, Mr. Drinkwater had been the Assistant Director for the Established Industries Division of the Arkansas Department of Economic Development and was on the Advocacy Team from November 1988 until January 2000. From September 1986 until July 1988, he owned and operated Town and Country Waste Services, Inc. a waste services company engaging in the development of waste recycling, energy recovery, and disposal systems. From April 1981 until January 1987, Mr. Drinkwater was the Resource Recovery Manager for Metropolitan Trust Company, and was primarily involved in waste-to-energy systems development. From July 1974 until April 1981, Mr. Drinkwater worked for the State of Arkansas as Assistant to the Chief of the Solid Waste Control Division of the Arkansas Department of Pollution Control & Ecology and as the Manager of the Biomass and Resource Recovery Program of the Arkansas Department of Energy.
      Edward J. Lysen joined AERT in April 1999 as chief financial officer and has been a senior vice president since September 2003. Mr. Lysen has over 30 years experience in financial management. Prior to entering the private sector, Mr. Lysen was a consultant in the Management Consulting Group, KPMG-Peat Marwick from 1966 to 1979. From 1979 to 1992, Mr. Lysen was senior vice-president, CFO and on the board of Tuesday Morning, Inc., a publicly traded retailer. From 1993 to 1996, he served as chairman of the board and CFO of Distribution Data Management Systems, a computer service provider in the office products industry. In 1996, Mr. Lysen entered the financial planning industry with AAL, a leading fraternal benefits society. From 1998 to 1999, he was the CFO of Hairston Roberson, a leading designer and manufacturer of women’s fashion apparel. He has an MBA in Finance from Northwestern University and is a certified public accountant.
      Jim Precht has served as executive vice-president of sales and marketing for the Company since February 2001, and senior vice president since September 2003. Mr. Precht was formerly general manager of Weyerhaeuser Building Materials’ Pittsburgh Customer Service Center with 32-years of industry experience.
      Jerry B. Burkett has served on the board of directors of the Company since May 1993. Mr. Burkett has been a rice and grain farmer since 1979 and has been a principal in other closely held businesses. He is the past president of the Arkansas County Farm Bureau. In April 2002, Mr. Burkett was elected to serve as a director of the Ag Heritage Farm Credit Services board.
      Melinda Davis has served on the board of directors since July 2001. From December 2000 to the present, Ms. Davis has provided professional consulting services in the areas of financial management and cost accounting for manufacturing operations. Ms. Davis retired as senior vice-president and treasurer from Allen Canning Co. in December 2000, after serving for 39 years in various accounting and financial management positions.
      Samuel L. “Tony” Milbank has served on the board of directors since July 2000. Mr. Milbank is a co-founder and owner of Milbank Roy Zanett and Company, an investment bank focused on M&A, advisory as well as funding of middle market companies founded on February 1, 2005. Prior to that, from April 1997 to February 2005, Mr. Milbank was a managing director of Zanett Securities Corporation, a company also focusing on investment banking services to the middle market. From February 1992 to January 1996, Mr. Milbank was a senior vice-president and sales manager with Lehman Brothers, Inc. in New York, where he managed a team that provided interest rate and currency risk management for central banks and other official institutions. From March 1973 to February 1992, Mr. Milbank worked with Salomon Brothers, Inc. as a director and manager of the international department. Since January 1990, Mr. Milbank has served as chairman of Milbank Memorial Fund, a private operating foundation (established in 1905), concerned with environmental and public health issues. He has a BS from Columbia University and a MBA in Finance from The Amos Tuck School of Business Administration at Dartmouth College.

      Jim Robason has served on the board of directors since July 2003. Mr. Robason joined Allen Canning Co. in 1967. Mr. Robason served as senior vice-president-operations of Allen Canning Co. from 1974 until his retirement in 2002. As senior vice-president of operations with Allen Canning Co., he was responsible for the operation of twelve plants with plant managers and raw product procurement managers, as well as special projects engineering, reporting to him. He has a vast amount of knowledge in all phases of manufacturing including infrastructure, building, equipment, and engineering; with a focus on the full production arena from product procurement through the production process. Mr. Robason is a graduate of West Texas State University. He has served on the executive committee and the Allen Canning profit sharing/retirement plan committee in addition to his operations responsibilities.
      Michael M. Tull has served on the board of directors of the Company since December 1998. Mr. Tull has served since 1990 as the president and majority owner of Tull Sales Corporation, a manufacturer’s representative company, which professionally represents eight manufacturing companies and is responsible for the sales and marketing of those companies’ window and door related components in the southeastern United States. Mr. Tull serves on boards of several closely held family businesses and is the chairman and a board of director member of the National Wild Turkey Federation, which is one of the largest North American conservation organizations.
      Joe G. Brooks, Stephen W. Brooks, and J. Douglas Brooks are brothers and sons of Marjorie S. Brooks. There are no other familial relationships between the current directors and executive officers.
      Each of the Company’s directors has been elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.
CORPORATE GOVERNANCE
Independence of Directors
      The board of directors has determined that Sal Miwa, Jerry B. Burkett, Samuel L. “Tony” Milbank and Melinda Davis are independent under the NASDAQ Stock Market’s (“NASDAQ”) corporate governance listing standards, and that Marjorie S. Brooks, secretary and treasurer, Joe G. Brooks, chairman, Co-CEO and president, Stephen W. Brooks, Co-CEO, Michael M. Tull and Jim Robason are not independent under such listing standards. However, Tim W. Kizer and Edward P. Carda, who have been nominated for election to the board of directors, are also independent and will satisfy the NASDAQ corporate governance listing standards to have a majority of independent directors. Mr. Robason served as an independent director throughout fiscal 2004, but because the Company has determined to make use of Mr. Robason’s expertise in manufacturing and plant operations in the capacity of a consultant supervising the Company’s plant operations on an interim basis, Mr. Robason no longer qualifies as an independent director.
      During fiscal 2004, the Company held six executive sessions of the board of directors in which only independent members of the board are present. The chairpersons of the audit committee, compensation committee and nominating and corporate governance committee each presided over the meetings on a rotating basis.
      The Company encourages, but does not require, directors to attend annual meetings of stockholders. All members of the board attended the Company’s 2004 stockholder meeting.
Board Meeting and Certain Committees Reports and Meetings
      During the Company’s fiscal year ended December 31, 2004, the board of directors held ten meetings. All directors attended 75% or more of the total number of meetings of the board of directors and its committees on which he or she served.
      During 2004 and through June 1, 2005, the audit committee of the board of directors consists of three independent directors under NASDAQ’s director and audit committee independence standards: Jerry B. Burkett, Melinda Davis (chairperson), and Sal Miwa. The audit committee is directly responsible for the engagement of the Company’s independent accountants and is responsible for approving the services performed by the Company’s independent accountants and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The audit committee met six times in 2004. Melinda Davis serves as the financial expert of the audit committee.
      During 2004 and through June 1, 2005, the compensation committee consisted of Samuel L. “Tony” Milbank (chairperson), Sal Miwa, and Jim Robason. In a board meeting on June 21, 2005, the compensation committee was revised to consist of Samuel L. “Tony” Milbank (chairperson) and Sal Miwa, two independent directors. The compensation committee establishes and administers the Company’s compensation plans on behalf of the board of directors and makes recommendations to the board of directors as to stock options, restricted stock awards or other awards granted thereunder and other compensation matters. The compensation committee met one time in 2004.
      During 2004 and through June 1, 2005, the nominating and corporate governance committee consisted of Jerry B. Burkett (chairperson), Linda Davis, and Jim Robason. The nominating and corporate governance committee evaluates the efforts of AERT and its board of directors to maintain effective corporate governance practices and identifies candidates for election to the board of directors. The nominating and corporate governance committee met one time in 2004. In a board meeting on June 21, 2005, the nominating and corporate governance committee was revised to consist of Jerry B. Burkett (chairperson) and Melinda Davis, two independent directors.
      The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The committee also considers such factors as relevant expertise and experience, ability to devote sufficient time to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director will be reviewed in the context of the current composition of the board, the operating requirements of the Company and the long-term interests of stockholders.
      The nominating and corporate governance committee does not have a formal process for identifying and evaluating nominees for directors. Instead, it uses its network of contacts to identify potential candidates. The committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board. The committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the board by majority vote.
      Although the nominating and corporate governance committee has not established procedures for considering nominees recommended by stockholders, the committee will consider director candidates recommended by stockholders, and those candidates will receive substantially the same consideration that candidates recommended by the nominating and corporate governance committee receive. Stockholders wishing to recommend director candidates for consideration by the committee may do so in writing to the corporate secretary at least 180 days in advance of the annual meeting, giving the recommended nominee’s name, biographical data, and qualifications, accompanied by the written consent of the recommended nominee.
      The charters of the audit, compensation, and nominating and corporate governance committees are available on the corporate website at www.aertinc.com. The Company has implemented a corporate “Hotline” through which the audit committee, the board of directors, and the corporate compliance officer may be contacted, as appropriate. This service and number is available on our corporate website.

AUDIT COMMITTEE REPORT
      The following report of the audit committee for fiscal year 2004 does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.
      The audit committee of the Company is composed of three non-employee directors, and each member of the committee is independent in accordance with the policy of the National Association of Security Dealers applicable to NASDAQ listed companies. The committee operates under a written charter adopted by the board of directors.
      Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee’s responsibility is to engage independent public accountants for the Company and to monitor and oversee the Company’s financial reporting process and report its findings to the board of directors.
      The committee fulfills its responsibilities through periodic meetings with management and independent auditors. The committee reviewed and discussed with management and independent auditors the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2004. The committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditor’s independence.
      On the basis of these reviews and discussions, the audit committee recommended to the board of directors that the board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission (“SEC”).
      The audit committee has also considered whether the provision of non-audit services by the independent registered public accounting firm, Tullius Taylor Sartain & Sartain LLP (“TTS&S”), is compatible with maintaining auditor independence. No non-audit related services were provided by TTS&S during fiscal year 2004.
           Submitted by the audit committee,

Jerry B. Burkett	Melinda Davis, Chairperson	Sal Miwa
COMPENSATION COMMITTEE REPORT
      The following report of the compensation committee for fiscal year 2004 does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.
      The compensation committee of the board of directors is responsible for administering incentive plans and reviewing and making recommendations to the board of directors with respect to the compensation of AERT executive officers and key executives.
      The following is the compensation committee’s report to shareholders on the Company’s executive compensation policies with respect to compensation reported for the fiscal year ended December 31, 2004.

Compensation Committee Report on Executive Compensation
      Key compensation-related responsibilities of the Compensation Committee of the Board of Directors:

•	To establish and periodically review AERT’s compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other AERT employees and make recommendations to the board of directors with respect thereto;

•	To establish compensation arrangements and incentive goals for executive officers and to administer compensation plans and make recommendations to the board of directors with respect thereto;

•	To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

•	To review and monitor management development and succession plans and activities; and

•	To prepare the report on executive compensation for inclusion in AERT’s annual proxy statement in accordance with Securities Exchange Commission rules and regulations.
      For the fiscal year ended December 31, 2004, the Committee’s activity focused on the key elements of the total direct compensation program for executive officers, which included base pay, quarterly incentive awards, discretionary incentive awards, and long-term incentives. Elements reviewed as part of the quarterly incentive and discretionary plans were minimum threshold, target objectives, the payout formula, and the performance measurements of operating income and net income. Elements reviewed as part of the long-term incentives to executive officers included type and level of award distribution.
      The Company’s executive compensation program is designed to:

•	Attract, motivate and retain executive officers who can make significant contributions to the Company’s long-term success;

•	Align the interests of executive officers with those of shareholders; and

•	Place a significant portion of an executive officer’s total compensation at risk by tying it to the Company’s financial performance.
      The primary components of the Company’s executive compensation programs are: base salary, quarterly incentive awards, discretionary awards, and long-term incentive awards:
Base Salary
      Base salaries are generally targeted at the middle of the competitive marketplace (the “median”).
      The “market rate” for an executive position is determined through an assessment by the Company’s human resources personnel under the guidance and supervision of the compensation committee. This assessment considers relevant industry salary practices, the position’s complexity, and level of responsibility, its importance to the Company in relation to other executive positions, and the competitiveness of an executive’s total compensation.
      Subject to the Committee’s approval, the level of an executive officer’s base pay is determined on the basis of:

•	Relevant comparative compensation data; and

•	The Chief Executive Officer’s assessment of the executive’s performance, experience, demonstrated leadership, job knowledge and management skills.
Quarterly Incentive Awards
      These cash awards are intended to provide a linkage among executive performance, quarterly performance measures, and long-term shareholder value.

      Quarterly incentive awards are earned as the Company meets specific objectives for cash flow and net income. The quarterly incentive awards are designed to reward executive performance with cash incentive awards that are comparable to those found in the marketplace in which the Company competes for executive talent. The Company may defer payment of quarterly incentive awards in accordance with cash flow requirements. The compensation committee reviews the structure and specific objectives of the program from time to time and makes adjustments as it deems appropriate.
Discretionary Awards
      The compensation committee may, at its discretion, authorize periodic cash awards to executives. Discretionary awards are designed to give the compensation committee the flexibility to provide incentives that are comparable to those found in the marketplace in which the Company competes for executive talent. In determining the extent and nature of discretionary awards, the compensation committee considers the Company’s cash flow, net income, progress toward short and long term business objectives, and competitive compensation programs.
      When considering discretionary awards, the compensation committee identifies the employees who are eligible to participate and computes and certifies the size of the discretionary pool based on financial information supplied by the Company’s officers. The award made to each eligible participant is based on the opportunity level assigned to the participant and an assessment of his or her performance and the performance of their business unit versus corporate objectives.
Long-term incentive awards
      Long term executive incentives are designed to promote the interests of AERT and its shareholders by attracting and retaining eligible directors, executives and other key employees.
      The compensation committee has the authority to determine the participants to whom awards shall be granted. The awards under prior Company plans could be made in the form of stock options, restricted stock units, performance awards and other stock-based awards. Consistent with the views of the board of directors and compensation committee that the interests of employees and directors are more likely to be aligned with stockholders to the extent that such employees and directors are stockholders of the Company, the Company has determined for the foreseeable future to provide incentive equity compensation in the form of restricted stock awards rather than options or other forms of equity compensation. The 2005 Key Associate and Management Equity Inventive Plan and the 2005 Non-Employee Director Equity Incentive Plan submitted for stockholder approval herewith are reflective of this shift in compensation policy.
2004 Awards
Directors
      Each non-employee director was granted 25,000 common stock options.
Chief Executive Officer compensation
      In determining CEO compensation, the Committee considered:

•	The Company’s financial performance and peer group compensation data; and

•	CEO leadership, decision-making skills, experience, knowledge, communication with the Board and strategic recommendations, as well as the Company’s positioning for future performance.
      The Committee considered many factors and did not place any particular relative weight on one over another, but the Company’s financial performance is generally given the most weight.
      The Committee’s recommendations regarding CEO compensation and other related matters are reported to the Board and, in the case of each specific recommendation during 2004, were approved by the Board.

      For fiscal year ended December 31, 2004, the Committee’s decisions regarding CEO compensation included the following:
      Co-CEO Joe Brooks was awarded a cash bonus of $30,000 under the quarterly incentive plan.
      During 2004, Co-CEO Joe G. Brooks undertook primary responsibility for day-to-day operations at the Company. Co-CEO Steve Brooks served in a strategic advisory role. In light of the relative roles of the Co-CEO’s, the compensation committee did not award incentives to Co-CEO Steve Brooks.
      Before arriving at its final decision regarding the amount of CEO annual incentive award, the Committee confirmed that the Company’s compensation program is consistent with marketplace practices linking pay for performance.
Deductibility of Compensation:
      Under Section 162(m) of the Internal Revenue Code, AERT may not deduct compensation in excess of $1,000,000 paid to AERT’s Chief Executive Officer or to each of the named executive officers unless the compensation meets specific criteria for performance-based compensation. Awards under the short-term incentive compensation plan do not meet the criteria of being performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended, and, therefore, would not qualify as a deduction to the extent in excess of Section 162(m) limits. Certain awards under the long-term incentive plan, such as stock options or restricted stock awards, could satisfy the criteria of being performance based under Section 162(m) to qualify as deductible under the Internal Revenue Code of 1986, as amended. The Company’s historical levels of compensation have not presented issues of deductibility under Section 162(m) of the Internal Revenue Code of 1986. The compensation committee reserves the right to approve non-deductible compensation if the Committee believes it is in the best interests of the shareholders.
2005 Key Associate and Management Equity Incentive Plan
      The compensation committee has reviewed and approved a compensation plan for the Company’s management and associates that is designed to reward focus on increasing throughputs, reducing costs, and increasing efficiencies. The Key Associate and Management Equity Incentive plan, which is administered by the committee, gives the Company flexibility to provide incentives that are comparable to those found in the marketplace in which the Company competes for management and associate talent. In determining the extent and nature of awards, the compensation committee considers the Company’s cash flow, net income, progress toward short and long term business objectives, and competitive compensation programs.
Conclusion Regarding Executive Compensation:
      Based upon its review of the Company’s executive compensation program, the Committee has concluded that the program’s basic structure is appropriate, competitive, and effective to serve the purposes for which it was established.
MEMBERS OF THE COMMITTEE:
Samuel L. “Tony” Milbank, Chairperson
Sal Miwa
Jim Robason
Employment Agreements
      The Company has no written employment agreements with its key executives.
DIRECTOR COMPENSATION
      Directors who are also employees of the Company are not entitled to any additional compensation by virtue of service as a director, except for reimbursement of any specific expenses attributable to such service. Non-employee directors have through fiscal 2004 been entitled to receive cash compensation for serving on the Company’s board of directors, as follows: board meeting fee - $1,000 per diem, $500 for 1/2 day, committee meeting fee - $500 and teleconference fee -$250.
      On an ongoing basis for fiscal 2005 and thereafter (subject to any subsequent modifications), the board of directors has adopted a compensation plan for all directors who are not salaried employees of the Company under which each such non-employee director will receive annual compensation for board service of $15,000 in cash plus annual restricted stock awards of shares with $30,000 market value measured on an average closing sale price basis over a 50-business day period preceding the award. Such restricted stock awards will vest over a three-year period, with 20% of a particular award vesting on the first anniversary thereof, an additional 30% of such award (50% cumulatively) vesting on the second anniversary of the award, and the 50% balance of the award vesting on the third anniversary of the award. In addition, non-employee board committee members will receive annual cash compensation as follows: audit committee: $8,000 (chairperson) and $3,000 (other members); compensation committee: $5,000 (chairperson) and $3,000 (other members); and nominating committee: $4,000 (chairperson) and $2,000 (other members). Directors also are reimbursed for out-of-pocket expenses in connection with their attendance at meetings.
EXECUTIVE OFFICER COMPENSATION
      The following table sets forth the aggregate compensation paid by the Company during the three years ended December 31, 2004, to the co-chief executive officers and to each of the next four most highly compensated executive officers of the Company whose aggregate annual salary and bonus in 2004 exceeded $100,000.
Summary Compensation Table

		Annual Compensation
						(e)
(a)	(b)	(c)		(d)		Other Annual
Name and Principal Position	Year	Salary($)		Bonus($)		Compensation($)(1)

Stephen W. Brooks	2004	52,000	(2)	0
Co-CEO	2003	52,000	(2)	0
	2002	0		0
Joe G. Brooks	2004	157,500		193,500	(3)	48,775	(4)
Co-CEO	2003	157,500		15,000
	2002	201,154		51,500
Jim Precht	2004	102,521		30,000		20,188	(6)
Senior-vice president	2003	73,750	(5)	10,000		16,590	(7)
- sales and marketing	2002	49,500	(5)	68,915		12,000	(8)
J. Douglas Brooks	2004	87,288		16,570
Senior-vice president	2003	84,000		5,000
- raw materials	2002	82,769		17,500
Edward J. Lysen	2004	85,000		16,570
Senior-vice president	2003	85,000		5,000
and chief financial officer	2002	85,000		12,500

(1)	Excludes perquisites less than $50,000 and that do not exceed 10% of salary and bonus.

(2)	Paid pursuant to a non-employee consulting agreement with the Company.

(3)	Includes $130,000 awarded to Mr. Brooks by the Board of Directors and $63,500 awarded in quarterly performance incentives which Mr. Brooks voluntarily did not take until 2004.

(4)	Includes 48 months of $1,000 for a non-accountable expense allowance which Mr. Brooks voluntarily did not take until 2004.

(5)	In 2002 and the first six months of 2003 there was an agreement between AERT and Weyerhaeuser where each paid one-half of Mr. Precht’s salary. The amounts above account for AERT’s portion of the annual salary.

(6)	Includes $14,000 for a non-accountable expense allowance and $6,188 for the value of a company-provided vehicle.

(7)	Includes $12,000 for a non-accountable expense allowance and $4,590 for the value of a company-provided vehicle.

(8)	Represents a non-accountable expense allowance.
Aggregated Option/ SAR Exercises in Last Fiscal Year
and FY-End Option/ SAR Values

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
	Shares		Options/SAR at	Options/SAR at
	Acquired		December 31, 2004	December 31, 2004($)
	On	Value
Name	Exercise($)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Stephen W. Brooks	0	0	525,000/0	350,175/0
Joe G. Brooks	0	0	246,667/0	175,192/0
Jim Precht	0	0	300,000/100,000	500/0
J. Douglas Brooks	0	0	500,000/0	392,625/0
Edward J. Lysen	0	0	300,000/0	0/0
Equity Compensation Plan Information
      The following table provides information as of December 31, 2004, regarding shares outstanding and available for issuance under the Company’s existing stock option plans.

Number of securities
	to be issued	Weighted-average	Number of
	upon exercise of	exercise price of	securities
	outstanding options,	outstanding options,	remaining available
	warrants and rights	warrants and rights	for future issuance
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,595,230	$1.06	13,537
Equity compensation plans not approved by security holders	—	—	—

Total	4,595,230	$1.06	13,537

Compensation Committee Interlocks and Insider Participation
      The board of directors, as a whole, reviews, and acts upon personnel policies and executive compensation matters, based upon recommendations of the compensation committee. Joe G. Brooks and Stephen W. Brooks serve as executive officers of the Company; however, such individuals do not participate in compensation decisions or in forming compensation policies in which they have a personal interest or in any deliberations of the board of directors concerning such matters, nor do they vote on any such matters, although Messrs Joe G. and Stephen W. Brooks did participate in compensation deliberations and decisions with respect to other executive officers.
Limited Liability of Officers and Directors
      The Delaware Supreme Court has held that a directors’ duty of care to a corporation and its stockholders requires the exercise of an informed business judgment. Having become informed of all material information reasonably available to them, directors must act with requisite care in the discharge of their duties. The

Delaware general corporation law permits a corporation through its certificate of incorporation to exonerate its directors from personal liability to the corporation or its stockholders for monetary damages for breach of the fiduciary duty of care as a director, with certain exceptions. The exceptions include a breach of the directors’ duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, improper declarations of dividends and transactions from which the directors derived an improper personal benefit. The Company’s certificate of incorporation exonerates its directors, acting in such capacity, from monetary liability to the extent permitted by this statutory provision. The limitation of liability provision does not eliminate a stockholder’s right to seek non-monetary, equitable remedies such as injunction or rescission to redress an action taken by directors. However, as a practical matter, equitable remedies may not be available in all situations and there may be instances in which no effective remedy is available.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires AERT’s executive officers and directors, and persons who own more than ten-percent of a registered class of the Company’s securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and National Association of Securities Dealers. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all forms filed pursuant to Section 16(a). Based on a review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 4 or Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements were met.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      During 2004, the Company had an agreement with Brooks Investment Co., controlled by Marjorie S. Brooks, which allows the Company to transfer as collateral certain of its trade receivables, which Brooks Investment Co. deemed acceptable, up to $4.0 million at any one time. Upon acceptance of a transfer of a receivable, Brooks Investment Co. remits to the Company 85% of the receivable. Upon collection of the receivable, the Company remits to Brooks Investment Co. 1.25% of the receivable as a factoring charge, and the receivable less interest costs, which are based on the time period over which the receivable is outstanding is remitted to the Company. The Company indemnifies Brooks Investment Co. for any loss arising out of rejections or returns of any merchandise, or any claims asserted by the Company’s customers. During 2004, the Company transferred an aggregate of approximately $65.9 million in receivables under this agreement, of which $2.5 million remained to be collected as of December 31, 2004. During 2003 and 2002 the Company transferred an aggregate of approximately $45 million and $42.8 million, respectively, in receivables under this agreement, none of which remains to be collected. Costs of $826,248, $512,233, and $343,752 associated with the factoring agreement were included in selling and administrative costs at December 31, 2004, 2003, and 2002, respectively.
      In addition, members of the Brooks family provide the following to the Company without receiving any financial consideration:

•	Marjorie S. Brooks personally guaranteed repayment of up to $4 million of the 2003 bonds;

•	Joe G. Brooks personally guarantees repayment of the Company’s American Express account, the outstanding balance of which is sometimes in excess of $100,000; and,

•	Joe G. Brooks personally guarantees repayment of the Company’s automobile loans, which have a current balance of $116,563.
      At December 31, 2004, accounts payable-related parties included advances on factored receivables of approximately $2.1 million assigned to Brooks Investment Co. and sales commissions of $132,759 owed to I. W. Tull Sales Co., which is owned by Michael M. Tull, one of our directors.

STOCKHOLDER RETURN PERFORMANCE GRAPH
      This graph shows the Company’s cumulative total stockholder return during the last five fiscal years ended December 31, 2004, with the cumulative total returns of the CoreData Industry Group 63-Materials and Construction and the Nasdaq Market Index. The comparison assumes $100 was invested on December 31, 1999 in AERT common stock and in each of the indices shown and assumes that all of the dividends were reinvested.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

	1999	2000	2001	2002	2003	2004

Advanced Environmental	$100.00	24.24	37.17	38.79	50.75	41.05
Materials and Construction	$100.00	102.90	115.87	100.75	150.54	189.84
Nasdaq Market Value Index	$100.00	62.85	50.10	34.95	52.55	56.97

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees
      The information below sets forth the fees charged by Tullius Taylor Sartain & Sartain LLP during 2004 and 2003 for services provided to the Company in the following categories and amounts:

	2004	2003

Audit fees	$81,500	$80,250
Audit-related fees	8,500	7,500
Tax fees	—	—
All other fees	—	—

Total	$90,000	$87,750

Pre-Approval Policy
      All of TTS&S’s fees for 2004 and 2003 were pre-approved by the audit committee through a formal engagement letter with TTS&S. The audit committee’s policy is to pre-approve all services by AERT’s independent accountants.
Item 1:     Election of Directors
      The bylaws of the Company provide that the number of directors constituting the board of directors shall be determined from time to time by resolution of the board of directors. Following the change in Mr. Robason’s status from independent director to non-independent director and in order to comply with the requirement that the Company have a majority of independent directors in order to comply with NASDAQ listing standards, the board of directors has now set the number of directors at eleven. The Company currently has nine directors and at the meeting eleven directors are to be elected by the holders of shares of outstanding Class A and Class B common stock and Series B preferred stock voting together as a single class including two new independent directors. To be elected, each director must receive a plurality of the votes cast at the annual meeting. All directors serve for a term of one year and until their successors are duly elected and qualified. Each outstanding share of Class A common stock entitles the holder thereof to one vote with respect to the election of each of the eleven director positions to be filled, each outstanding share of Class B common stock entitles the holder thereof to five votes with respect to the election of each of the eleven director positions to be filled, and each outstanding share of Series B preferred stock is entitled to 2,500 votes per share.
      The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. If you wish to grant authority to vote for all nominees, check the box marked “FOR”. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD”. If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the names(s) of the nominee(s) for whom you are withholding the authority to vote by drawing a line through the name(s) of such nominee(s). If you withhold authority to vote your shares, such vote will be treated as an abstention and, accordingly, your shares will neither be voted for or against a director but will be counted for quorum purposes.
      The eleven nominees for director are: Joe G. Brooks, Marjorie S. Brooks, Stephen W. Brooks, Jerry B. Burkett, Melinda Davis, Samuel L. “Tony” Milbank, Sal Miwa, Jim Robason, Michael M. Tull, Tim W. Kizer and Edward P. Carda. All of the nominees except Mr. Kizer and Mr. Carda are presently directors of the Company. Joe G. Brooks is chairman, co-chief executive officer and president, Sal Miwa is vice-chairman of the board of the Company and Stephen W. Brooks is currently co-chief executive officer.
      Assuming approval of a classified board of directors pursuant to Item 2, one class of directors, initially consisting of Sal Miwa, Jerry B. Burkett, and Stephen W. Brooks would hold office initially for a term expiring at the 2006 Annual Meeting; a second class of directors, initially consisting of Joe G. Brooks, Melinda Davis, Michael M. Tull, and Edward P. Carda would hold office initially for a term expiring at the 2007 Annual Meeting; and a third class of directors, initially consisting of Tim W. Kizer, Samuel L. Milbank, Marjorie S. Brooks, and Jim Robason, would hold office initially for a term expiring at the 2008 Annual Meeting.

      Tim W. Kizer (age 40) has been nominated for election to the board of directors at the 2004 Annual Meeting. Since December 2005 until the present, Mr. Kizer has served as president and partner of Bentonville Global Associates, a global consultancy firm specializing in collaborative commerce. Mr. Kizer is executive director of the Doing Business in Bentonville Series — seminar level program series in Bentonville Arkansas. From April 2001 to December 2004, Mr. Kizer was director of Center for Management and Executive Development and the Donald W. Reynolds Center for Enterprise Development, Sam M. Walton College of Business, University of Arkansas. From January 2000 to April 2001, Mr. Kizer was managing director of Information Technology Research Center, Sam M. Walton College of Business, University of Arkansas. Mr. Kizer was a business and industry specialist for the Division of Continuing Education at the University of Arkansas from October 1996 until January 2000. He has a BA from University of Louisville Kentucky and is a member of the Board of Advisors of RFID Global Solution in Bentonville, Arkansas.
      Edward P. Carda (age 65) has been nominated for election to the board of directors at the 2005 Annual Meeting. Mr. Carda began his 37-year business career with Weyerhaeuser Company in June 1967, ending with his retirement in December 2003. While at Weyerhaeuser, he served in various management positions, including statutory reporting, heading large accounting departments, interacting with external and internal auditors and all types of management. Mr. Carda spent the last 10 years of his career as the business controller for the distribution business of Weyerhaeuser. While in this capacity, he received many awards for his performance for profit and working capital improvement initiatives. Mr. Carda attended the University of Montana and graduated with a degree in accounting. He has served for 25 years on the board of directors of the Woodstone Credit Union in Federal Way, Washington and is currently its Vice Chairman. He also serves on the credit union’s audit committee.
      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELEVEN NOMINEES NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.
      In the event one or more nominees become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed proxy, for such substitute nominees as may be designated by the board of directors. The board of directors has no reason to believe that any nominee will be unable to serve, if elected.
Item 2:     Approval of a Classified Board of Directors
      The bylaws of the Company now provide that there be at least one director, that all directors are to be elected annually, and that the term of office of each director shall be until the next annual meeting of shareholders and until their successors have been elected and qualified. The board of directors has approved and recommended that the shareholders approve an amendment to the bylaws of the Company, to provide for the classification of the board of directors into three classes of directors with staggered terms of office. Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the bylaws to be added as a replacement Section 2.2.
      This proposed amendment to Section 2.2 of the bylaws would provide that there be at least three directors and the board of directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of Sal Miwa, Jerry B. Burkett, and Stephen W. Brooks would hold office initially for a term expiring at the 2006 Annual Meeting; a second class of directors, initially consisting of Joe G. Brooks, Melinda Davis, Michael M. Tull, and Edward P. Carda would hold office initially for a term expiring at the 2007 Annual Meeting; and a third class of directors, initially consisting of Tim W. Kizer, Samuel L. Milbank, Marjorie S. Brooks, and Jim Robason, would hold office initially for a term expiring at the 2008 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. In addition, Delaware law provides that directors serving on a staggered board may only be removed for “cause,” unless otherwise provided in the charter. Cause is not defined in the statute, but it is generally considered a difficult standard to meet in any attempt to remove a director. The Company’s

Certificate of Incorporation the Company’s bylaws, as amended, do not allow for removal of directors without cause.
      The classified board proposal is designed to assure the continuity and stability of our business strategies and policies in the future. It does so by effectively eliminating the possibility that a majority of the board of directors could be replaced in a single election. In addition, the proposed classified board amendment may discourage an unsolicited takeover attempt of the Company by preventing a potential acquirer from winning control of the board of directors in a single proxy contest and then removing other takeover defenses implemented by the Company. The board of directors believes that the stability of leadership and policy and orderly succession that results from a classified board creates long-term value for stockholders.
Vote Required and Board Recommendation
      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter by the holders of the Common Stock, Class B Common Stock and Series B Preferred Stock at the Annual Meeting is required to approve the amendment of the Bylaws.
      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE BYLAWS. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.
Item 3:     Approval of 2005 Key Associate and Management Equity Incentive Plan
      The board of directors asks stockholders to approve the adoption of the 2005 Key Associate and Management Equity Incentive Plan (the “2005 Associate Plan”). Effective June 21, 2005, the board adopted the 2005 Associate Plan. The 2005 Associate Plan sets forth the terms pursuant to which restricted stock awards of Common Stock may be granted by the board of directors, or a committee designated by the board, to associates (employees) of the Company. The discussion which follows is qualified in its entirety by reference to the 2005 Associate Plan, a copy of which is attached to the Proxy Statement as APPENDIX B.
     Purpose
      The purpose of the 2005 Associate Plan is to further the growth and development of the Company and any future subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key “associates” (each of whom are employees of the Company or any future subsidiaries, for tax purposes) who are in a position to contribute materially to the prosperity of the Company including, but not limited to, all salaried personnel of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.
      The material features of the 2005 Associate Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 2005 Associate Plan.
     Administration
      The 2005 Associate Plan will be initially administered by the compensation committee of the board of directors, and thereafter by such committee as the board may from time to time designate (or by the board itself, if it shall so designate) (the body that administers the 2005 Associate Plan is referred to as the “Administrator”). Except when the entire board is the 2005 Associate Plan Administrator, the committee administering the 2005 Associate Plan shall consist solely of two or more persons who are both “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”) and the regulations promulgated thereunder.
      The Administrator will have the power and authority to select and grant to participants restricted stock awards pursuant to the terms of the 2005 Associate Plan. In particular, the Administrator will have the authority: (a) to construe and interpret the 2005 Associate Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the 2005 Associate Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 2005 Associate Plan; (d) to determine when awards are to be granted under the 2005 Associate Plan; (e) from time to time to select, subject to the limitations set forth in this 2005 Associate Plan, those participants to whom restricted stock awards will be granted; (f) to determine the number of shares of Common Stock to be made subject to each award; (g) to prescribe the terms and conditions of each award, including, without limitation, the purchase price or exercise price and medium of payment, vesting provisions and right of repurchase provisions, and to specify the provisions of the award agreement relating to such grant or sale; (h) to amend any outstanding awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions. In addition, if any such amendment impairs a participant’s rights or increases a participant’s obligations under his or her award, such amendment will also be subject to the participant’s consent (provided, however, a cancellation of an award where the participant receives a payment equal in value to the fair market value of the vested award will not be deemed an impairment of the participant’s rights that requires consent); (i) to determine the duration and purpose of leaves of absences which may be granted to a participant without constituting termination of their employment for purposes of the 2005 Associate Plan; and (j) to make any and all other determinations which it determines to be necessary or advisable for administration of the 2005 Associate Plan.
     Eligibility.
      Any employee of the Company or any of its subsidiaries will be eligible to receive an award under the 2005 Associate Plan. A participant may receive more than one award under the 2005 Associate Plan. No director who is not also an employee will be eligible to receive an award under the 2005 Associate Plan. As of June 1, 2005, there were approximately 120 associates of the Company who might be eligible to participate in the 2005 Associate Plan.
     Shares Subject to Awards.
      The stock available for awards under the 2005 Associate Plan will be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to awards granted under the 2005 Associate Plan may not exceed 1,500,000 shares of Common Stock (subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, reorganization or comparable transaction). In the event that any outstanding award for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unvested portion of the award will again be available for awards under the 2005 Associate Plan as if no award had been granted with respect to such shares.
     Terms of Awards.
      The Administrator may from time to time award for services (or sell at a purchase price determined by the Administrator) Common Stock under the 2005 Associate Plan to eligible participants. Restricted stock awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator determines. Each restricted stock purchase agreement or award will be in such form and will contain such terms, conditions and Restricted Periods as the Administrator deems appropriate. The terms and conditions of the restricted stock purchase agreements or award may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement will include (through incorporation of provisions hereof by reference in the award agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price. The purchase price of restricted stock awards shall be determined by the Administrator, and may be stated as cash, property or prior services performed.

(b) Consideration. The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement will be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a stock-for-stock exchange or prior services that the Administrator determines have a value at least equal to the fair market value of such Common Stock.

(c) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement or awards may, but need not, be subject to a Restricted Period that specifies a right of repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services; in general, it is anticipated that, except as the Administrator may otherwise determine in its discretion, awards will vest (and prior thereto shall be subject to such a Restricted Period) over a three-year period, with 20% of a particular award vesting on the first anniversary thereof, an additional 30% of such award (50% cumulatively) vesting on the second anniversary of the award, and the 50% balance of the award vesting on the third anniversary of the award. In general, except as otherwise expressly provided, the unvested portion of any award will vest upon a “change in control”; however, the Administrator in its discretion may provide that no acceleration of vesting with respect to a particular award shall occur in the event of a change in control.
      A “change in control” for purposes hereof shall mean:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(ii) Incumbent directors cease for any reason to constitute at least a majority of the board of directors; or

(iii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(iv) A transaction shall not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in a restricted stock purchase agreement or award or in an employment agreement the terms of which have been approved by the Administrator, in the event a participant’s continuous employment with the Company or a subsidiary terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the participant shall forfeit unvested shares acquired in consideration of prior services, and any or all of the shares of Common Stock held by the participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement will be forfeited and the participant will have no rights with respect to the award.

(e) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement or award will be transferable by the participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Right of Repurchase. Each award agreement may provide that, following a termination of the participant’s continuous employment with the Company or a subsidiary, the Company may repurchase the participant’s unvested Common Stock acquired under the 2005 Associate Plan. The right of repurchase will be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the 2005 Associate Plan or the fair market value of such Common Stock. The award agreement may specify the period of time following a termination of the participant’s continuous employment during which the right of repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.
     Termination or Amendment of Plan.
      The board of directors may at any time terminate or amend the 2005 Associate Plan; provided that, without approval of the stockholders of the Company, there shall be no increase in the total number of shares covered by the 2005 Associate Plan (except by operation of the adjustment provisions in the event of stock splits or the like), no change in the class of persons eligible to receive awards granted under the 2005 Associate Plan or other material modification of the requirements as to eligibility for participation in the 2005 Associate Plan, no material increase in the benefits accruing to participants under the 2005 Associate Plan, and no extension of the latest date upon which awards may be granted; and provided further that, without the consent of the participant, no amendment may adversely affect any then outstanding award or any unexercised portion thereof. However, a cancellation of an award where the participant receives a payment equal in value to the fair market value of the vested award, will not be deemed an impairment of the participant’s rights that requires consent.
      The 2005 Associate Plan became effective as of June 21, 2005 date of approval by the board of directors, but no award will be made unless and until the 2005 Associate Plan has been approved by the stockholders of the Company, which approval will be within twelve (12) months after the date the 2005 Associate Plan is adopted by the board.
      The 2005 Associate Plan will terminate automatically on June 21, 2015. No award shall be granted pursuant to the 2005 Associate Plan after such date, but awards theretofore granted may extend beyond that date. The board may suspend or terminate the Plan at any earlier date. No awards may be granted under the 2005 Associate Plan while the 2005 Associate Plan is suspended or after it is terminated.
Vote Required and Board Recommendation
      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter by the holders of the common stock, Class B common stock and Series B preferred stock at the Annual Meeting is required to approve the adoption of the 2005 Associate Plan.
      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 2005 ASSOCIATE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.
Item 4:     Approval of 2005 Non-Employee Director Equity Incentive Plan
      On June 21, 2005, the board of directors of the Company approved the adoption of the 2005 Non-Employee Director Equity Plan (the “Directors’ Plan”), effective January 1, 2005 (the “Plan Effective Date”). Restricted stock awards may be granted under the Directors’ Plan on and after the Plan Effective Date. Awards may not be granted after January 1, 2015. The discussion which follows is qualified in its entirety by reference to the Directors’ Plan, a copy of which is attached to the Proxy Statement as APPENDIX C.

Purpose and Eligibility
      The purpose of Directors’ Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company, an incentive to non-employee directors to encourage them to continue their director services to the Company, and to attract individuals of outstanding ability to accept director positions for the Company.
Administration
      The Directors’ Plan will initially be administered by the compensation committee of the board of directors, and thereafter by such committee as the board may from time to time designate (or by the board itself, if it shall so designate), (the group that administers the Directors’ Plan is referred to as the “Administrator”).
      Subject to the express provisions of the Directors’ Plan, the Administrator will have the authority: (a) to construe and interpret the Directors’ Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Directors’ Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Directors’ Plan; (d) to determine the duration and purpose of leaves of absences which may be granted to a participant without constituting termination of their employment for purposes of the Directors’ Plan; and (e) to make any and all other determinations which it determines to be necessary or advisable for administration of the Directors’ Plan.
Eligibility
      Each director of the Company who is not also an employee of the Company or of one of its future subsidiaries will be eligible to receive, and will automatically receive an annual award under the Directors’ Plan. There are, as of June 30, 2005, seven non-employee directors who will be eligible to participate in the Directors’ Plan (including non-employee directors who are not independent directors) and it is anticipated there will be nine such non-employee directors eligible to participate following the stockholders meeting.

      [Based upon the initial annual awards intended to be made to such non-employee directors upon stockholder approval of the Directors’ Plan, the initially determinable awards would be as follows:
New Plan Benefits
2005 Non-Employee Director Equity Incentive Plan

Name(1)	Dollar Value ($)	Number of Units

Sal Miwa
Marjorie S. Brooks	$30,000	20,848 shares
Jerry B. Burkett	30,000	20,848 shares
Michael M. Tull	30,000	20,848 shares
Samuel L. “Tony” Milbank	30,000	20,848 shares
Melinda Davis	30,000	20,848 shares
Jim Robason	30,000	20,848 shares
Tim W. Kizer	15,000		(2)
Edward P. Carda	15,000		(2)

(1)	Each of such participants is a non-employee director.

(2)	Not determinable as of the date hereof.
Shares Subject to Awards
      The stock available for awards under the Directors’ Plan will be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to awards granted under the Directors’ Plan will not exceed 500,000 shares of Common Stock (subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, reorganization or comparable transaction). In the event that any outstanding award under the Directors’ Plan for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unexercised portion of the award shall again be available for awards under the Directors’ Plan as if no award had been granted with respect to such shares.
Terms of Restricted Stock Awards
      (a) Restricted Stock Awards. Effective as of the third business day each year following the earlier of (i) the Company’s announcement by press release or other widely disseminated means of its results of operations (including both definitive revenue, net income, and earnings per share data) for the preceding fiscal year of the Company, or (ii) the Company’s filing with the Securities and Exchange Commission of its Annual Report on Form 10-K for the preceding fiscal year of the Company, each eligible director then serving shall be granted pursuant hereto, in consideration of his or her services as a director to that point and as an inducement to further services in such capacity, a restricted stock award equal to that number of shares of Common Stock determined by dividing Thirty Thousand Dollars ($30,000) by the fair market value, which for such purposes shall be deemed to be the average closing sale price of the Common Stock over the 50-business day period immediately preceding the effective date of such awards, to vest (and prior thereto shall be subject to a Restricted Period as defined herein) over a three-year period, with 20% of a particular award vesting on the first anniversary thereof, an additional 30% of such award (50% cumulatively) vesting on the second anniversary of the award, and the 50% balance of the award vesting on the third anniversary of the award; provided, however, as an inducement for new directors to serve, in the event new non-employee directors are elected or added to the board after the date of the annual award in any fiscal year, such new directors will be entitled to an initial restricted stock award equal to a pro rated (by fiscal quarters) portion of the usual $30,000 annual award, such that the new director will be credited for such pro rating purposes with one fiscal quarter of service for every fiscal quarter of the Company, or any portion thereof, during which such person will serve as a director in such initial fiscal year of service, divided in such case by the average closing sale price of the Common Stock over the 50-business day period immediately preceding such new director’s election or appointment to the board of directors. Such initial restricted stock awards to new directors shall vest over a three-year period in the same manner as other awards pursuant to the Directors’ Plan. In all cases, the restricted stock award shall be rounded to the nearest whole number of shares. Restricted stock awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. The unvested portion of any Award shall automatically vest upon the occurrence of any “change in control” (defined in the same manner as the 2005 Associate Plan). Each restricted stock purchase agreement shall be in such form and shall contain such other terms, conditions and Restricted Periods as the Administrator shall deem appropriate.
      (b) Termination of Participant’s Continuous Service. In the event a participant’s continuous service as a director terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the participant shall forfeit unvested shares acquired in consideration of services performed or performable.
      (c) Transferability. Rights to acquire shares of Common Stock under the restricted stock awards shall be transferable by the Participant only upon expiration of the Restricted Period as to any such shares of Common Stock.
      (d) Right of Repurchase. Each award agreement or award may provide that, following a termination of the participant’s continuous service as a director, the Company may repurchase the participant’s unvested Common Stock acquired under the Directors’ Plan for consideration other than services (unvested Common Stock acquired for no consideration other than services will be forfeited). The right of repurchase will be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Directors’ Plan or the fair market value of such Common Stock. The award agreement or award may specify the period of time following a termination of the participant’s continuous service during which the right of repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.
Amendment and Termination
      The board of directors may at any time terminate or amend the Directors’ Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the adjustment provisions with respect to stock splits and the like, no increase in the total number of shares covered by the Directors’ Plan, no change in the class of persons eligible to receive awards granted under the Directors’ Plan or other material modification of the requirements as to eligibility for participation in the Directors’ Plan, no material increase in the benefits accruing to participants under the Directors’ Plan, and no extension of the latest date upon which awards may be granted; and provided further that, without the consent of the participant, no amendment may adversely affect any then outstanding award or any unexercised portion thereof. However, a cancellation of an award where the participant receives a payment equal in value to the fair market value of the vested award, will not be deemed an impairment of the participant’s rights that requires consent.
      The Directors’ Plan became effective as of January 1, 2005 as to initial awards, subject to stockholder approval. This stockholder approval requirement makes the award contingent for accounting purposes, which means that the grant date for the initial awards will not be fixed for accounting purposes until such approval occurs.
      The Directors’ Plan will terminate automatically on December 31, 2014. No award shall be granted pursuant to the Directors’ Plan after such date, but awards theretofore granted may extend beyond that date. The board may suspend or terminate the Plan at any earlier date. No awards may be granted under the Directors’ Plan while the Directors’ Plan is suspended or after it is terminated.
Certain Federal Income Tax Consequences
      The following summary generally describes the principal federal (and not state and local) income tax consequences of restricted stock awards granted under the 2005 Associate Plan or the Directors’ Plan (the “Plans”). The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. Accordingly, any participant receiving a grant under the Plans should consult with his or her own tax adviser. Reference should be made to the applicable provisions of the Code. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.
      THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS INCLUDED FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH PARTICIPANT IN THE PLANS SHOULD CONSULT HIS OR HER TAX ADVISOR REGARDING SPECIFIC TAX CONSEQUENCES INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.
Restricted Stock Awards
      Restricted stock awards granted under the Plans may, in the determination of the Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of shares granted under the Plans depend on whether the shares are subject to restrictions and if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Code Section 83 (for example, shares granted under the Plans which are subject to the Company’s right to repurchase the shares at a price that is less than fair market value which right lapses over a period of continued employment is considered a “substantial risk of forfeiture” under Code Section 83).
      If shares are not subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income equal to the value of the shares in the year in which the shares are granted less the amount, if any, paid for the shares. If the shares are subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount of the fair market value of the shares no longer subject to the “substantial risk of forfeiture” less the amount, if any, paid for the shares. Upon disposition of the shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount, if any, paid for the shares plus any amount recognized as ordinary income upon grant or vesting of the shares. The gain or loss will be long or short-term depending on how long the recipient held the shares.
      A recipient of shares subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient receives the restricted stock award, rather than waiting until the “substantial risk of forfeiture” lapses. If the recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient receives the restricted stock award the difference, if any, between the fair market value of the shares on the award date and the purchase price paid, if any. If the recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the “substantial risk of forfeiture” lapses.
      Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.
Performance-Based Compensation — Section 162(m) Requirement
      Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by Company on the last day of the taxable year, but does allow a deduction for “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. The Company does not generally intend to implement and administer the 2005 Associate Plan so that compensation resulting from restricted stock awards can qualify as “performance-based compensation” for Section 162(m) purposes. The Administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow the Company to qualify awards as “performance-based compensation,” the Company is seeking stockholder approval of the Plans.
Section 280(G)
      Under certain circumstances, the accelerated vesting or the accelerated lapse of restrictions with respect to awards in connection with a change of control might be deemed an “excess parachute payment” for the purposes of the golden parachute tax provisions of Section 280(G) of the Internal Revenue Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.
Vote Required and Board Recommendation
      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter by the holders of the common stock, Class B common stock and Series B preferred stock at the Annual Meeting is required to approve the adoption of the Directors’ Plan.
      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE DIRECTORS’ PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.
Item 5:     Ratification of Appointment of Independent
Registered Public Accounting Firm
Introduction
      Subject to ratification by the stockholders, the board’s audit committee has selected Tullius Taylor Sartain & Sartain LLP to be AERT’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2005. TTS&S has acted as the Company’s independent registered public accounting firm since 2001. The audit committee may terminate the appointment of TTS&S as independent registered public accounting firm without stockholder approval whenever the audit committee deems necessary or appropriate.
      Representatives of TTS&S are expected to attend the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
Required Vote
      Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the meeting. In the event that the Company’s stockholders fail to ratify the appointment of TTS&S, the selection of the Company’s independent registered public accounting firm will be submitted to the Company’s audit committee for reconsideration.
      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.
COST AND METHOD OF PROXY SOLICITATION
      The Company will pay the cost of proxy solicitation. In addition to solicitation by mail, arrangements will be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will, upon request, reimburse them for their reasonable expenses in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by mail, telephone, Internet or in person.
ADDITIONAL INFORMATION AVAILABLE
      Upon written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2004 annual report on Form 10-K, as filed with the SEC, including the financial statements and schedules. The written request should be sent to the secretary, at the Company’s executive office. The written request must state that, as of June 1, 2005, the person making the request was a beneficial owner of capital stock of the Company.
      The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Marjorie S. Brooks, secretary of the Company, Post Office Box 1237, Springdale, Arkansas 72765, by registered, certified, or express mail.
STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2006
      If you want to present a proposal for possible inclusion in the Company’s proxy statement for the annual meeting of stockholders in 2006, you may do so by following the procedures described in SEC Rule 14a-8 by sending the proposal to Marjorie S. Brooks, secretary of the Company, Post Office Box 1237, Springdale, Arkansas 72765, by registered, certified or express mail. Proposals must be received on or before February 28, 2006. This date is determined by the board and is based on SEC Rule 14a-8, which states proposals for a regularly scheduled annual meeting must be received at the company’s principal executive offices not less than 120 calendar days before the release date of the previous year’s annual meeting proxy statement.
OTHER MATTERS
      The board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named in the proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.
      The foregoing Notice and Proxy Statement are sent by order of the board of directors.

Joe G. Brooks
Chairman
Dated: July 8, 2005

APPENDIX A
      2.2.     Number; Term of Office; Qualifications. The number of directors constituting the Board of Directors shall be determined from time to time by resolution of the Board of Directors; provided, however, that at all times the number of directors shall be at least three (3) and no decrease shall have the effect of shortening the term of any incumbent director. Directors need not be stockholders or residents of the State of Delaware. The directors shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The initial division of the Board of Directors into classes shall be made by the Board of Directors. The term of the initial Class I Directors shall terminate at the annual meeting of stockholders to be held in 2006; the term of the initial Class II Directors shall terminate at the annual meeting of stockholders to be held in 2007; and the term of the initial Class III Directors shall terminate at the annual meeting of stockholders to be held in 2008. At each succeeding annual meeting of stockholders beginning in 2006, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified.

A-1

APPENDIX B
ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
2005 KEY ASSOCIATE AND MANAGEMENT EQUITY INCENTIVE PLAN
      1.     Purpose; Available Awards.
      1.1 Purpose. The purpose of this Advanced Environmental Recycling Technologies, Inc. 2005 Key Associate and Management Equity Incentive Plan (“Plan”) is to further the growth and development of Advanced Environmental Recycling Technologies, Inc. (“Company”) and any future subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key Associates who are in a position to contribute materially to the prosperity of the Company including, but not limited to, all salaried personnel of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.
      1.2 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Company’s Class A Common Stock through the granting of Restricted Stock Awards.
      2.     Definitions.
      2.1 “Administrator” means the Administrator appointed by the Board in accordance with Section 3.5.
      2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
      2.3 “Associate” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
      2.4 “Award” means any Restricted Stock Award granted under the Plan.
      2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
      2.6 “Board” means the Board of Directors of the Company.
      2.7 “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
      2.8 “Change in Control” shall mean:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(b) Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(d) A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

      2.9 “Code” means the Internal Revenue Code of 1986, as amended.
      2.10 “Committee” means the Compensation Committee of the Board or, if the Board hereafter directs, any other committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.
      2.11 “Common Stock” means the Class A common stock of the Company.
      2.12 “Company” means Advanced Environmental Recycling Technologies, Inc., a Delaware corporation.
      2.13 “Continuous Service” means that the Participant’s employment with the Company or an Affiliate is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Associate of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
      2.14 “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.
      2.15 “Director” means a member of the Board of Directors of the Company.
      2.16 “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator. The Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
      2.17 “Effective Date” shall mean June 21, 2005.
      2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      2.19 “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator. The “Fair Market value” of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

      2.20 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
      2.21 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
      2.22 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      2.23 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).
      2.24 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
      2.25 “Plan” means this Advanced Environmental Recycling Technologies, Inc. 2005 Key Associate and Management Equity Incentive Plan.
      2.26 “Restricted Stock Award” means any Award granted pursuant to Section 6.1.
      2.27 “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 6.2.
      2.28 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      2.29 “SEC” means the Securities and Exchange Commission.
      2.30 “Securities Act” means the Securities Act of 1933, as amended.
      2.31 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.
      3.     Administration.
      3.1 Administration by Board. The Plan shall be initially administered by the Compensation Committee of the Board, and thereafter by such Committee as the Board may from time to time designate (or by the Board itself, if it shall so designate), as provided in Section 3.5 (the body that administers the Plan is referred to as the “Administrator”).
      3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.
      3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to determine when Awards are to be granted under the Plan; (e) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (f) to determine the number of shares of Common Stock to be made subject to each Award; (g) to prescribe the terms and conditions of each Award, including, without limitation, the purchase price or exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (h) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions. In addition, if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award shall not be an impairment of the Participant’s rights that requires consent); (i) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (j) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.
      3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.
      3.5 The Committee.
      (a) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
      (b) Committee Composition when Common Stock is Publicly Traded. During such periods that the Company’s Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Administrator may (i) delegate to a committee of two or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Associates and are not expected to be Covered Associates at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of two or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
      3.6     Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
      4.     Eligibility. Any Associate of the Company or any of its subsidiaries shall be eligible to receive an Award under the Plan. A Participant may receive more than one Award under the Plan. No Director who is not also an Associate shall be eligible to receive an Award under the Plan.
      5.     Shares Subject to Awards. The stock available for Awards under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to Awards granted under the Plan shall not exceed 1,500,000 shares of Common Stock (subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, reorganization or comparable transaction). In the event that any outstanding Award under the Plan for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unvested portion of the Award shall again be available for Awards under the Plan as if no Award had been granted with respect to such shares.
      6.     Provisions of Awards.
      6.1 Restricted Stock Awards. The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) restricted Common Stock under the Plan to eligible Participants. Restricted Stock Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each restricted stock purchase agreement or award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate. The terms and conditions of the restricted stock purchase agreements or award may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price. The purchase price of Restricted Stock Awards shall be determined by the Administrator, and may be stated as cash, property or prior services performed or any other legally permissible consideration acceptable to the Administrator.

(b) Consideration. The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a stock-for-stock exchange or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock performed or any other legally permissible consideration acceptable to the Administrator.

(c) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement or award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services; in general, it is anticipated that, except as the Administrator may otherwise determine in its discretion, Awards hereunder shall vest (and prior thereto shall be subject to such a Restricted Period) over a three-year period, with 20% of a particular Award vesting on the first anniversary thereof, an additional 30% of such Award (50% cumulatively) vesting on the second anniversary of the Award, and the 50% balance of the Award vesting on the third anniversary of the Award. In general, except as otherwise expressly provided, the unvested portion of any Award shall vest upon a Change in Control; however, the Administrator in its discretion may provide that no acceleration of vesting with respect to a particular Award shall occur in the event of a Change in Control.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in a restricted stock purchase agreement or award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement shall be forfeited and the Participant shall have no rights with respect to the Award.

(e) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement or award shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Investment Representation. Any Award recipient may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to the Award will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

      6.2 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 6.2 (the “Right of Repurchase”). The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock. The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.
      7.     Termination or Amendment of Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be no increase in the total number of shares covered by the Plan (except by operation of the adjustment provisions of Section 5) no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which Awards may be granted; and provided further that, without the consent of the Participant, no amendment may adversely affect any then outstanding Award or any unexercised portion thereof. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award, shall not be deemed an impairment of the Participant’s rights that requires consent.

      8.     General Provisions.
      8.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      8.2 Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue shares of Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.
      8.3 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.
      8.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.
      9.     Effective Date. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
      10.     Termination or Suspension of the Plan. The Plan shall terminate automatically on June 20, 2015. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
      11.     Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
      12.     Execution. To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Advanced Environmental Recycling Technologies, Inc. 2005 Key Associate and Management Equity Incentive Plan to be executed effective as of the 21st day of June, 2005.

ADVANCED ENVIRONMENTAL RECYCLING
TECHNOLOGIES, INC.

By:	/s/ JOE G. BROOKS

Joe G. Brooks
Chairman of the Board and Co-Chief Executive
Officer

APPENDIX C
ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
2005 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
      1.     Purpose; Available Awards.
      1.1 Purpose. The purpose of this Advanced Environmental Recycling Technologies, Inc. 2005 Non-Employee Director Equity Incentive Plan (“Plan”) is to further the growth and development of Advanced Environmental Recycling Technologies, Inc. (“Company”) by providing, through ownership of stock of the Company, an incentive to non-employee directors to encourage them to continue their director services to the Company, and to attract individuals of outstanding ability to accept director positions for the Company.
      1.2 Available Awards. The purpose of the Plan is to provide a means by which non-employee directors of the Company (“Eligible Directors”) may be given an opportunity to benefit from increases in value of the Company’s Class A Common Stock through the granting of Restricted Stock Awards.
      2.     Definitions.
      2.1 “Administrator” means the Administrator appointed by the Board in accordance with Section 3.4.
      2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
      2.3 “Award” means any Restricted Stock Award granted under the Plan.
      2.4 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
      2.5 “Board” means the Board of Directors of the Company.
      2.6 “Cause” shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been removed for Cause.
      2.7 “Change in Control” shall mean:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(b) Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(d) A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

      2.8 “Code” means the Internal Revenue Code of 1986, as amended.
      2.9 “Committee” means the Compensation Committee of the Board or, if the Board hereafter directs, any other committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.4.
      2.10 “Common Stock” means the Class A common stock of the Company.
      2.11 “Company” means Advanced Environmental Recycling Technologies, Inc., a Delaware corporation.
      2.12 “Continuous Service” means that the Participant’s service as a director of the Company is not interrupted or terminated. The Administrator may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by such Administrator, including sick leave, military leave or any other personal leave.
      2.13 “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution; provided, however, unless any prior action is taken by the Administrator to the contrary, Awards in the amounts contemplated in Section 6(a) shall be made automatically to each Eligible Director on an annual basis in the manner and in the amounts contemplated in Section 6(a).
      2.14 “Director” means a member of the Board of Directors of the Company.
      2.15 “Disability” means that the Optionee is unable to discharge his or her responsibilities as a director by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator.
      2.16 “Effective Date” shall mean January 1, 2005.
      2.17 “Eligible Directors” for purposes of participation in the Plan shall mean any director of the Company who is not also an associate of the Company or any subsidiary thereof. Persons who are not Non-Employee Directors within the meaning hereof may nevertheless be Eligible Directors.
      2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      2.19 “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator. The “Fair Market value” of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator; provided, however, that for purposes of measuring the annual Awards contemplated by Section 6(a) hereof, the Fair Market Value shall be deemed to mean the average closing sale price of the Common Stock over the 50 business day period immediately preceding the effective date of the Awards provided for in Section 6(a).
      2.20 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

      2.21     “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
      2.22 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).
      2.23 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
      2.24 “Plan” means this Advanced Environmental Recycling Technologies, Inc. 2005 Non-Employee Director Equity Incentive Plan.
      2.25 “Restricted Stock Award” means any Award granted pursuant to Section 6.1.
      2.26 “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 6(e).
      2.27 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      2.28 “SEC” means the Securities and Exchange Commission.
      2.29 “Securities Act” means the Securities Act of 1933, as amended.
      2.30 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.
      3.     Administration.
      3.1 Administration by Board. The Plan shall be initially administered by the Compensation Committee of the Board, and thereafter by such Committee as the Board may from time to time designate (or by the Board itself, if it shall so designate), as provided in Section 3.4 (the group that administers the Plan is referred to as the “Administrator”).
      3.2 Specific Powers. Subject to the express provisions hereof, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (e) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.
      3.3 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.
      3.4 The Committee.
      (a) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
      (b) Committee Composition when Common Stock is Publicly Traded. During such periods that the Company’s Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors.
      3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
      4.     Eligibility. Each Eligible Director of the Company shall be eligible to receive, and shall automatically receive subject to the provisions of Section 6(a) hereof, an annual Award under the Plan.
      5.     Shares Subject to Awards. The stock available for Awards under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan shall not exceed 500,000 shares of Common Stock (subject to appropriate adjustment for any stock split, stock dividend, reverse stock split, reorganization or comparable transaction). In the event that any outstanding Award under the Plan for any reason expires, is forfeited or is terminated, the shares of Common Stock allocable to the unvested portion of the Award shall again be available for Awards under the Plan as if no Award had been granted with respect to such shares.
      6.     Provisions of Awards.
      (a) Restricted Stock Awards. Effective as of the third business day each year following the earlier of (i) the Company’s announcement by press release or other widely disseminated means of its results of operations (including both definitive revenue, net income, and earnings per share data) for the preceding fiscal year of the Company, or (ii) the Company’s filing with the Securities and Exchange Commission of its Annual Report on Form 10-K for the preceding fiscal year of the Company, each Eligible Director then serving shall be granted pursuant hereto, in consideration of his or her services as a director to that point and as an inducement to further services in such capacity, a Restricted Stock Award equal to that number of shares of Common Stock determined by dividing Thirty Thousand Dollars ($30,000) by the Fair Market

Value, which for such purposes shall be deemed to be the average closing sale price of the Common Stock over the 50 business day period immediately preceding the effective date of such Awards, to vest (and prior thereto shall be subject to a Restricted Period as defined herein) over a three-year period, with 20% of a particular Award vesting on the first anniversary thereof, an additional 30% of such Award (50% cumulatively) vesting on the second anniversary of the Award, and the 50% balance of the Award vesting on the third anniversary of the Award; provided, however, as an inducement for new directors to serve, in the event new Eligible Directors are elected or added to the Board after the date of the annual Award in any fiscal year, such new Eligible Directors will be entitled to an initial Award equal to a pro rated (by fiscal quarters) portion of the usual $30,000 annual Award, such that the new Eligible Director will be credited for such pro rating purposes with one fiscal quarter of service for every fiscal quarter of the Company, or any portion thereof, during which each such person will serve as a director in such initial fiscal year of service, divided in such case by the average closing sale price of the Common Stock over the 50-business day period immediately preceding such new director’s election or appointment to the Board. Such initial Awards to new Eligible Directors shall vest over a three-year period in the same manner as other awards pursuant to the Plan. In all cases, the restricted stock award shall be rounded to the nearest whole number of shares. Restricted Stock Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. The unvested portion of any Award shall automatically vest upon the occurrence of any Change in Control. Each restricted stock purchase agreement shall be in such form and shall contain such other terms, conditions and Restricted Periods as the Administrator shall deem appropriate.
      (b) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior services.
      (c) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Awards shall be transferable by the Participant only upon expiration of the Restricted Period as to any such shares of Common Stock.
      (d) Investment Representation. Any Award recipient may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to the Award will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.
      (e) Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan for consideration other than services as provided in this Section 6(e) (the “Right of Repurchase”); unvested Common Stock acquired for no consideration other than services will be forfeited. The Right of Repurchase shall be exercisable with respect to unvested stock at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock. The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is at least 60 days after the six months anniversary of the date the stock was acquired from the Company.
      7.     Termination or Amendment of Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the adjustment provisions of Section 5, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which Awards may be granted; and provided further that, without the consent of the Participant, no amendment may adversely affect any then outstanding Award or any unexercised portion thereof. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award, shall not be an impairment of the Participant’s rights that requires consent.
      8.     General Provisions.
      8.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      8.2 Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue shares of Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.
      8.3 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.
      9.     Effective Date. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
      10.     Termination or Suspension of the Plan. The Plan shall terminate automatically on December 31, 2014. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
      11.     Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
      12.     Execution. To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Advanced Environmental Recycling Technologies, Inc. 2005 Non-Employee Director Equity Incentive Plan to be executed effective as of the 1st day of January, 2005.

ADVANCED ENVIRONMENTAL RECYCLING
TECHNOLOGIES, INC.

By:	/s/ JOE G. BROOKS

Joe G. Brooks
Chairman of the Board and Co-Chief
Executive Officer

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 28, 2005

The undersigned hereby appoints Joe G. Brooks, as proxy, with full power to appoint his substitute, and hereby authorizes such proxy to represent and vote, as designated on this proxy, all shares of common stock and preferred stock of Advanced Environmental Recycling Technologies, Inc. held of record by the undersigned on the record date June 1, 2005 at the annual meeting of stockholders of the Company to be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas on Thursday, July 28, 2005 at 7:00 p.m., local time, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Items 1, 2, 3, 4 and 5. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

Advanced Environmental Recycling Technologies, Inc.

July 28, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.
-OR-
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1.	Election of Directors

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See Instructions below)

Nominees:

¡	Joe G. Brooks
¡	Marjorie S. Brooks
¡	Stephen W. Brooks
¡	Jerry B. Burkett
¡	Edward P. Carda
¡	Melinda Davis
¡	Tim W. Kizer
¡	Samuel L. “Tony” Milbank
¡	Sal Miwa
¡	Jim Robason
¡	Michael M. Tull

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To approve the amendment of the bylaws of the Company to provide for a classified board of directors.

For	Against	Abstain

☐	☐	☐

3.	Approval of the 2005 Key Associate and Management Equity Incentive Plan

For	Against	Abstain

☐	☐	☐

4.	Approval of the 2005 Non-Employee Director Equity Incentive Plan

For	Against	Abstain

☐	☐	☐

5.	Ratification of Tullius Taylor Sartain & Sartain LLP, independent registered public accountants, as the Company’s auditors.

For	Against	Abstain

☐	☐	☐

The undersigned acknowledges receipt of the formal notice of such meeting and the 2004 Annual Report of the Company.

New Address:___________________________________________________________________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature: _________________________   Date: ____________, 2005  Signature: _________________________   Date: ____________, 2005

Note: Please sign above exactly as name appears on this proxy. When shares are held by jointly, each holder should sign. When signing as attorney, administrator, trustee, or guardian, please give full name as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.